UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick
Trust for Advised Portfolios
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7385
Registrant’s telephone number, including area code:

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2018

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2018

Miller Opportunity Trust

Class A  LGOAX

Class C  LMOPX

Class FI  LMOFX

Class R  LMORX

Class I  LMNOX

Table of contents

Miller Opportunity Trust
Manager commentary	1
Fund at a glance	8
Fund expenses	9
Schedule of investments	11
Statement of assets and liabilities	14
Statement of operations	16
Statement of changes in net assets	17
Financial highlights	18
Notes to financial statements	23
Additional information	34
Privacy notice	35
Directory of funds' service providers	Back Cover

Miller Opportunity Trust 2018 Semi-Annual Report

Miller Opportunity Trust manager commentary

You got to know when to hold 'em Know when to fold 'em Know when to walk away And know when to run You never count your money When you're sittin' at the table There'll be time enough for countin' When the dealin's done -Kenny Rogers, "The Gambler"

At the end of first quarter 2018, I wrote about how we'd underperformed for three consecutive quarters, a rare occurrence that history suggests would reverse with strong outperformance. Given how strong reversion to the mean is in markets, my call wasn't particularly surprising. However, I wouldn't have been so audacious to predict that we'd have one of our best relative quarters in the history of the Fund. The Miller Opportunity Trust — Class I shares were up 14.01% in the second quarter, 1,058 basis points (bps) better than the benchmark S&P 500 Index's 3.43% return. That's our tenth best relative quarter in the Fund's 72 quarter history. Even with the 1Q underperformance, Class I shares were up 11.19% versus the S&P's 2.65% return for the first half of 2018.

Average Annual Total Returns and Expenses (%) — as of 6/30/20181

	Without Sales Charges
	6 Mo2	1 Yr	3 Yr	5 Yr	10 Yr	Inception	Inception Date
Class A	11.06	16.57	8.89	14.71	—	19.91	2/3/2009
Class C	10.64	15.67	8.08	13.82	8.44	6.55	12/30/1999
Class FI	11.04	16.52	8.86	14.65	9.17	6.40	2/13/2004
Class R	10.93	16.26	8.56	14.29	8.85	4.82	12/28/2006
Class I	11.19	16.83	9.19	15.01	9.59	7.59	6/26/2000
S&P 500[3]	2.65	14.37	11.93	13.42	10.17	5.42	—
	With Max Sales Charges
	6 Mo	1 Yr	3 Yr	5 Yr	10 Yr	Inception
Class A	4.66	9.86	6.77	13.37	—	19.16	2/3/2009
Class C	9.64	14.67	8.08	13.82	8.44	6.55	12/30/1999

1  Performance greater than one year is annualized.

2  Performance for the 6 month period ending 6/30/2018 (not annualized).

3  S&P 500 since inception return represented from 12/30/99, the Fund's oldest share class.

Gross (Net) Expenses (%): Class A 1.35 (1.35); Class C 2.12 (2.12); Class FI 1.40 (1.40); Class R 1.67 (1.67); Class I 1.13 (1.10). Gross expenses are the Fund's total annual operating expenses for the share class(es) shown. Miller Value Partners, LLC (the "Adviser") has contractually agreed to waive a portion or all of the management fees payable to it by the Fund and/or to pay the Fund's operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses (other than interest expense, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses, and acquired fund fees and expenses) to 1.20% for Class A, 1.97% for Class C, 1.26% for Class FI, 1.55% for Class R, and 0.93% for Class I through April 30, 2019. Net expense ratios are current to the most recent prospectus dated 4/30/18 and are applicable to investors.

Performance shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than the original cost. Class A shares have a maximum front-end sales charge of 5.75%. Class C shares have a one-year contingent deferred sales charge (CDSC) of 1.0%. If sales charges were included, performance shown would be lower. Total returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Total return figures are based on the NAV per share applied to shareholder subscriptions and redemptions, which may differ from the NAV per share disclosed in Fund shareholder reports. Performance would have been lower if fees had not been waived in various periods. YTD is calculated from January 1 of the reporting year. All classes of shares may not be available to all investors or through all distribution channels. For the most recent month-end information, please call 888-593-5110.

Miller Opportunity Trust 2018 Semi-Annual Report

Miller Opportunity Trust manager commentary (cont'd)

We've had some conversations with new investors planning on initiating positions in the Fund. One reaction we've gotten to the recent strength: we will wait for a pullback. Paying lower prices is always better, and reserving funds to deploy during weakness is likely to pay off handsomely. On the other hand, investors typically cost themselves far more by being too cautious in a strong bull run, than by experiencing temporary market pullbacks. This is particularly true since the financial crisis. Since the financial crisis, investors have pulled $1.2T from domestic equity funds (albeit some has gone back into exchange traded funds) while the market1 has risen 268%, a compound annual gain of 14.7%, a return far superior to the market's roughly 10% long-term historical average return.

The Fund's trailing one-year return is 16.83%, 246bps better than the S&P 500's 14.37%. So while the quarter was particularly strong, the year is pretty much in line with our long-term historical average (201bps average annual outperformance since inception). As I said, reversion to the mean is a strong force in markets, but the second quarter was the reversion to the mean.

As I mentioned, we've outperformed the benchmark by a little more than 200bps per year on average since inception. That performance includes a disastrous 2008 (along with some other poor periods). We've written and discussed extensively the mistakes we made in 2008 and why we think we won't repeat those (though, we are sure to make new mistakes!). Interestingly, if you exclude that one year from our 18-year track record, our average annual outperformance jumps to 620bps per year! In the period prior to 2008, it was just shy of 800bps per year outperformance and since 2008, it's been more like 450-500bps.

I'm not trying to make the case that one should exclude that year. Those mistakes and losses were real. But when people think about the Fund and how they should or shouldn't use it, it certainly makes sense to understand how we've done in different periods in forming expectations. If one were to actually believe that 2008 isn't likely to be repeated (as we do), then understanding the Fund's performance outside that context certainly makes sense.

Past performance is never a guarantee of future performance. What's more important is investment process and whether there's some sort of edge versus the market. We've talked a lot about how the financial crisis significantly increased risk aversion. To an even greater extent, investors loathe volatility and perceived risk. We think one important driver of our returns since the financial crisis has been being long conventional assessments of risk, places where we believe perceived risk is much higher than actual risk.

Miller Opportunity Trust 2018 Semi-Annual Report

Facebook is a great recent example. As news of the Cambridge Analytica data and privacy scandal broke in March and April, Facebook fell from its prior high of ~$195 to $149 (-24%) in a matter of weeks. We happened to be traveling in Europe meeting with clients and prospects during the height of the controversy. In most meetings, we talked about how we thought it was a great buying opportunity since Facebook was still dominant with very high returns, still growing 50%+ topline and trading at 18x this year's earnings and 15x next year's. Importantly, from everything we could tell, there was a lot of outrage at Facebook's data sharing practices, but little to no impact on the actual business. Without exception, our views met with skepticism and pushback. People thought Facebook was just too risky. Earlier this week, Facebook set a new all-time high at $205. It's up 38% from the lows in just a few months and we've done quite well on our purchases.

Another recent example was our purchase of a couple of retailers in the latter half of 2017 when article after article bemoaned the death of brick and mortar retailing. While we certainly share the view that Amazon presents a clear and present danger to many retailers, the market started pricing in the imminent demise of a broad swath of retailers. We thought some businesses, like Foot Locker and American Eagle, durable and underpriced. Retailers have done well since then. In fact, in late June, The Wall Street Journal ran an article titled "Retailers Defy Prediction of Their Demise."

Obviously, our assessments of where perceived risk overstate real risk can be wrong. We started buying Valeant too soon for example. Being early in this business means being wrong, at least for a while. While we lost money on our initial purchases, it was a top contributor last year and again this year. Typically, when something dominates the headlines and pundits focus on it incessantly, it's a sign emotions are high (particularly when paired with big stock price moves). High emotions don't equate to faulty expectations, but since emotions swing much more wildly and widely than fundamental business values, this can be good hunting grounds for mispriced securities.

In the first half of 2018, we purchased four new securities, Celgene Corp., Teva Pharmaceutical, ADT Inc. and Brighthouse Financial, and exited three securities, Gamestop Corp, Apple call options and athenahealth. At the same time, we added to positions we've previously discussed and continue to like, including Facebook and Alexion.

Celgene has been one of the most successful biotech companies in history, most well-known for its blockbuster multiple myeloma drug, Revlimid. Revlimid accounts for nearly two-thirds of Celgene's sales. Fears about Revlimid going off patent in 2022 along with some pipeline

Miller Opportunity Trust 2018 Semi-Annual Report

Miller Opportunity Trust manager commentary (cont'd)

disappointments have caused the stock to trade down 40% from the highs to where it currently sits in the high $80s. At this level, Celgene trades at 10.5x this year's earnings and 8.8x next year's. Consensus expectations call for revenues to grow consistently at 10-15% per year for the next few years with earnings per share growing closer to 20%. The company believes it will earn more than $12.50 per share in 2020 so at ~$89, it's only 7x 2020 earnings. At current prices, the stock seems to discount Revlimid revenues quickly going to zero after patent loss with nearly no offsetting revenues from pipeline. We think Celgene will do better than that, especially with its positions in autoimmune and immunotherapy.

Teva, a leading generics company, hit a 15-year low in the fourth quarter. Equity analysts cited fears about the amount of debt, but bond markets have viewed the risk as minimal with debt yielding in the mid 6% range. The new, well-regarded CEO Kare Schultz, who started in November, is moving fast and doing all the right things. We think guidance is conservative, yet the free cash flow yield is greater than 10%. Pharmaceuticals broadly have screened positively on quantitative factors lately, with the market ascribing no value to their defensive characteristics. Generics specifically seem to be getting closer to the end of the extreme pricing pressures plaguing the industry lately. We see the potential for Teva to be up 50-100% over the next couple years.

ADT Inc. provides security solutions to businesses and consumers. ADT was spun off from Tyco in 2012 and taken private by Apollo Global in 2016. Apollo combined it with another security business, Protection 1, which it had purchased earlier. Apollo IPO'd ADT earlier this year with a disappointing debut. They initially aimed to price the equity at $17-19, but lowered the final price to $14. Since then, the stock fell to a low of $7, but has rebounded to $9. Even at current prices, the enterprise value of $16.0B is only slightly greater than the initial $15.0B Apollo paid for the combined enterprise despite improvements to the business. The company generates roughly $1 per share in free cash flow resulting in a yield of 11%. It is using cash to delever and we see potential cash flow generation of up to $1.65 in a couple years resulting in a free cash flow yield closer to 18%. We think the market has mispriced this one and see significant upside (greater than 50%) in a fairly stable business.

We bought Brighthouse Financial on a secondary offering where MetLife exited its stake. Brighthouse is a life insurance company, primarily offering variable annuities. It was spun off from MetLife last year. Like many spin-offs, it has significant opportunities to make improvements to its business now that it's an independent entity. It currently trades around $40, a mere

Miller Opportunity Trust 2018 Semi-Annual Report

37% of its $109 book value. The market is focused on the very short-term and how Brighthouse is unlikely to return capital to shareholders this year. If you take a longer-term perspective, we see a company that should be able to improve operations, returns on equity and return significant capital to shareholders over a multi-year period. To the extent that rates continue to rise and the markets do well, that provides additional support for the business. We think this is another name with significant upside potential in an environment where finding that is more difficult.

We exited GameStop. While the retailer remains one of the cheapest companies in the market, secular pressures have weighed on results. At the same time, the CEO departed the company due to illness. We've owned this investment for a number of years and it has yet to work. After an exhaustive review in 2012 of what has hurt and helped the Fund historically, including the use of external consultants, the recommendation was made to exit names if we've owned them for a few years and they still hadn't worked in order to avoid perpetual losers. This was a strategy Benjamin Graham also employed. In light of this and other more compelling opportunities, we exited GameStop.

We also exited the Apple options, which we last added to when the stock was closer to $90. With the stock around $190, we think it's closer to fair value and was a good source of funds for other ideas. We used the proceeds of athenahealth primarily to fund our Facebook purchases. While we continued to like athena, Facebook has better margins, returns and growth while trading a lower valuation, which made the swap an easy call.

We continue to think the portfolio remains very attractively positioned overall. It trades at a significant discount to the market's valuation, 11.6x earnings versus 16.9x forward earnings, with expected long-term (3-5 year) earnings growth slightly better than the market's (13.6% vs. 13.5%) — we do note that consensus earnings growth numbers have consistently been too high. We believe our ability to focus on fundamentals over the long-term serves us well in this environment.

Samantha McLemore, CFA
July 16, 2018

1S&P 500 Index

The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. An investor cannot invest directly in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges.

Miller Opportunity Trust 2018 Semi-Annual Report

Miller Opportunity Trust manager commentary (cont'd)

Basis point is one hundredth of one percent. Free cash flow (FCF) is a measure of a company's financial performance, calculated as operating cash flow minus capital expenditures. Free cash flow yield is an overall return evaluation ratio of a stock, which standardizes the free cash flow per share a company is expected to earn against its market price per share. The ratio is calculated by taking the free cash flow per share divided by the share price. Forward earnings are an estimate of a next period's earnings of a company.

Earnings growth is not representative of the Fund's future performance. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The manager's investment style may become out of favor and/or the manager's selection process may prove incorrect, which may have a negative impact on the Fund's performance. Short selling is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The Fund is more susceptible to any economic, business, political, regulatory or other developments that adversely affect issuers in the financial services industry than a Fund that does not concentrate its investments in the financial services industry. As a non-diversified Fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund's losses from events affecting a particular issuer.

The views expressed are those of the portfolio managers as of the date indicated, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be

Miller Opportunity Trust 2018 Semi-Annual Report

reliable but cannot be guaranteed. Discussions of individual securities are intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended and should not be relied upon as the basis for anyone to buy, sell or hold any security. Portfolio holdings and sector allocations may not be representative of the portfolio manager's current or future investment and are subject to change at any time. Please reference to the schedule of investments in this report for complete holdings information.

The Miller Value Funds are distributed by Quasar Distributors, LLC.

Must be preceded or accompanied by a current prospectus.

©2018 Miller Value Partners, LLC

Miller Opportunity Trust 2018 Semi-Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund's investment as of June 30, 2018 and December 31, 2017. The Fund is actively managed. As a result, the composition of the Fund's investments is subject to change at any time.

Miller Opportunity Trust 2018 Semi-Annual Report

Fund expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on January 1, 2018 and held for the six months ended June 30, 2018.

Actual Expenses

The table below titled "Based on total actual return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical Example for Comparison Purposes

The table below titled "Based on hypothetical actual return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Miller Opportunity Trust 2018 Semi-Annual Report

Fund expenses (unaudited) (cont'd)

Based on total actual return1

	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	11.06%	$1,000.00	$1,110.60	1.38%	$7.23
Class C	10.64	1,000.00	1,106.40	2.12	11.10
Class FI	11.04	1,000.00	1,110.40	1.37	7.16
Class R	10.93	1,000.00	1,109.30	1.63	8.52
Class I	11.19	1,000.00	1,111.90	1.13	5.93

Based on hypothetical actual return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,017.94	1.38%	$6.91
Class C	5.00	1,000.00	1,014.26	2.12	10.61
Class FI	5.00	1,000.00	1,018.01	1.37	6.84
Class R	5.00	1,000.00	1,016.71	1.63	8.15
Class I	5.00	1,000.00	1,019.18	1.13	5.67

1  For the six months ended June 30, 2018.

2  Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value or does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CSDC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class' respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Miller Opportunity Trust 2018 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2018

Miller Opportunity Trust

Security	Shares	Value
Common Stocks — 101.9%
Consumer Discretionary — 29.3%
Household Durables — 6.6%
Lennar Corp., Class A Shares	1,000,000	$52,500,000	(a)
PulteGroup Inc.	1,850,000	53,187,500	(a)
Total Household Durables		105,687,500
Internet & Direct Marketing Retail — 11.1%
Amazon.com Inc.	65,000	110,487,000	*
Stitch Fix Inc., Class A Shares	1,070,200	29,366,288	*
Wayfair Inc., Class A Shares	330,000	39,190,800	*
Total Internet & Direct Marketing Retail		179,044,088
Media — 2.7%
Discovery Inc., Class A Shares	1,600,000	44,000,000	*
Specialty Retail — 8.9%
Foot Locker Inc.	860,000	45,279,000
RH	700,000	97,790,000	(a)*
Total Specialty Retail		143,069,000
Total Consumer Discretionary		471,800,588
Financials — 17.3%
Banks — 6.0%
Bank of America Corp.	2,000,000	56,380,000
Citigroup Inc.	590,000	39,482,800
Total Banks		95,862,800
Consumer Finance — 4.5%
OneMain Holdings Inc.	2,200,000	73,238,000	(a)*
Insurance — 5.3%
Brighthouse Financial Inc.	650,000	26,045,500	*
Genworth Financial Inc., Class A Shares	13,200,000	59,400,000	(a)*
Total Insurance		85,445,500
Stocks — 1.0%
GTY Technology Holdings Inc.	1,447,500	15,372,450	*
Thrifts & Mortgage Finance — 0.5%
MGIC Investment Corp.	800,000	8,576,000	*
Total Financials		278,494,750
Health Care — 27.4%
Biotechnology — 11.6%
Alexion Pharmaceuticals Inc.	340,000	42,211,000	*
Celgene Corp.	540,000	42,886,800	*
Flexion Therapeutics Inc.	1,800,000	46,530,000	*

Miller Opportunity Trust 2018 Semi-Annual Report

Schedule of investments (unaudited) (cont'd)

June 30, 2018

Miller Opportunity Trust

Security	Shares	Value
Biotechnology — Continued
Intrexon Corp.	3,100,000	$43,214,000	(a)*
ZIOPHARM Oncology Inc.	3,804,900	11,490,798	*
Total Biotechnology		186,332,598
Pharmaceuticals — 15.8%
Allergan PLC	210,000	35,011,200
Endo International PLC	6,500,000	61,295,000	(a)*
Mallinckrodt PLC	2,300,000	42,918,000	(a)*
Teva Pharmaceutical Industries Ltd. — ADR	1,600,000	38,912,000
Valeant Pharmaceuticals International Inc.	3,300,000	76,692,000	*
Total Pharmaceuticals		254,828,200
Total Health Care		441,160,798
Industrials — 11.9%
Airlines — 10.0%
American Airlines Group Inc.	1,200,000	45,552,000	(a)
Delta Air Lines Inc.	1,200,000	59,448,000	(a)
United Continental Holdings Inc.	790,000	55,086,700	(a)*
Total Airlines		160,086,700
Commercial Services & Supplies — 1.9%
ADT Inc.	3,600,000	31,140,000
Total Industrials		191,226,700
Information Technology — 11.4%
Internet Software & Services — 11.4%
Endurance International Group Holdings Inc.	4,681,300	46,578,935	*
Facebook Inc. Class A Shares	220,000	42,750,400	*
Pandora Media Inc.	5,000,000	39,400,000	*
Quotient Technology Inc.	4,100,000	53,710,000	*
Total Internet Software & Services		182,439,335
Total Information Technology		182,439,335
Materials — 2.0%
Chemicals — 2.0%
Platform Specialty Products Corp.	2,800,000	32,480,000	(a)*
Telecommunication Services — 2.6%
Diversified Telecommunication Services — 2.6%
CenturyLink Inc.	2,200,000	41,008,000
Total Common Stocks (Cost — $1,761,007,302)		1,638,610,171
Investment Fund — 1.3%
Pangaea One, LP (Cost — $36,513,362)		20,234,337	(b)(c)(d)

Miller Opportunity Trust 2018 Semi-Annual Report

Miller Opportunity Trust

Security	Expiration Date	Shares	Value
Warrant — 3.7%
JPMorgan Chase & Co. (Cost — $61,438,894)	Oct. 28, 2018	930,000	$58,989,900	*
Total Investments — 106.9% (Cost — $1,858,959,558)			1,717,834,408
Liabilities in Excess of Other Assets — (6.9)%			(110,451,739)
Total Net Assets — 100.0%			$1,607,382,669

*  Non-income producing security.

ADR — American Depository Receipt

(a)  All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(b)  In this instance, as defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At June 30, 2018, the total market value of investments in Affiliated Companies was $20,234,337 and the cost was $36,513,362. (See Note 3).

(c)  Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 2).

(d)  Restricted security (See Note 10).

The Global Industry Classification Standard (GICS ®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2018 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2018

Assets:
Investments in unaffiliated securities, at value (Cost $1,822,446,196)	$1,697,600,071
Investments in affiliated securities, at value (Cost $36,513,362)	20,234,337
Cash	6,203,861
Receivable for securities sold	4,514,395
Receivable for Fund shares sold	2,813,739
Dividends receivable	268,000
Prepaid expenses	59,498
Total Assets	1,731,693,901
Liabilities:
Payable for securities purchased	3,358,191
Payable for Fund shares repurchased	1,417,856
Investment management fee payable	1,014,371
Service and/or distribution fees payable	1,003,500
Accrued other expenses	242,357
Interest payable	274,957
Loan payable (Note 7)	117,000,000
Total Liabilities	124,311,232
Total Net Assets	$1,607,382,669
Net Assets:
Paid-in capital	$1,813,185,812
Accumulated net investment loss	(6,737,695)
Accumulated net realized loss on investments	(57,940,298)
Net unrealized depreciation on unaffiliated investments	(124,846,125)
Net unrealized depreciation on affiliated investments	(16,279,025)
Total Net Assets	$1,607,382,669

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2018 Semi-Annual Report

Net Assets:
Class A	$275,742,962
Class C	$725,274,960
Class FI	$19,283,064
Class R	$7,471,362
Class I	$579,610,321
Shares Outstanding:
Class A	10,398,205
Class C	29,071,068
Class FI	704,810
Class R	280,920
Class I	20,115,374
Net Asset Value:
Class A (and redemption price)	$26.52
Class C *	$24.95
Class FI (and redemption price)	$27.36
Class R (and redemption price)	$26.60
Class I (and redemption price)	$28.81
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$28.14

*  Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2018 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2018

Investment Income:
Dividends from unaffiliated investments	$5,770,006
Dividends from affiliated investments	391,722
Total Investment Income	6,161,728
Expenses:
Investment management fee (Note 3)	5,748,373
Distribution fees (Note 6)	3,831,227
Interest expense (Note 7)	1,514,788
Transfer agent fees (Note 6)	630,971
Fund accounting fees	370,038
Shareholder reports	60,835
Custody fees	49,800
Registration fees	48,024
Legal fees	22,233
Audit and tax fees	10,207
Insurance	8,990
Trustees' fees	5,894
Compliance fees	5,002
Miscellaneous expenses	14,855
Total Expenses	12,321,237
Less: Fee waivers (Note 3)	(25,495)
Net Expenses	12,295,742
Net Investment Loss	(6,134,014)
Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 4):
Net Realized Gain (Loss) From:
Investments in unaffiliated securities	(63,391,244)
Investments in affiliated securities	55,220
Net Realized Loss	(63,336,024)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	227,008,004
Investments in affiliated securities	(1,245,543)
Change in Net Unrealized Appreciation (Depreciation)	225,762,461
Net Gain on Investments	162,426,437
Increase in Net Assets from Operations	$156,292,423

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2018 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2018 (unaudited) and the Year Ended December 31, 2017	2018	2017
Operations:
Net investment loss	$(6,134,014)	$(13,241,499)
Net realized gain (loss)	(63,336,024)	422,552,285
Change in unrealized appreciation (depreciation)	225,762,461	(94,648,261)
Increase in Net Assets from Operations	156,292,423	314,662,525
Fund Share Transactions (Note 8):
Net proceeds from sale of shares	175,376,391	219,418,833
Cost of shares repurchased	(198,059,328)	(353,374,029)
Decrease in Net Assets from Fund Share Transactions	(22,682,937)	(133,955,196)
Increase in Net Assets	133,609,486	180,707,329
Net Assets:
Beginning of period	1,473,773,183	1,293,065,854
End of period*	$1,607,382,669	$1,473,773,183
* Includes accumulated net investment loss of:	$(6,737,695)	$(603,681)

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2018 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares[1]	2018*	2017	2016	2015	2014	2013
Net asset value, beginning of period	$23.88	$18.96	$19.01	$18.92	$17.06	$10.27
Income (loss) from operations:
Net investment income (loss)	(0.07)	(0.14)	(0.09)	(0.10)	0.03	0.07
Net realized and unrealized gain	2.71	5.06	0.04[2]	0.19	1.83	6.89
Total income (loss) from operations	2.64	4.92	(0.05)	0.09	1.86	6.96
Less distributions from:
Net investment income	—	—	—	—	—	(0.17)
Total distributions:	—	—	—	—	—	(0.17)
Net asset value, end of period	$26.52	$23.88	$18.96	$19.01	$18.92	$17.06
Total return[3]	11.06%	25.95%	(0.26)%[4]	0.48%[4]	10.97%	68.03%
Net assets, end of period (000s)	$275,743	$266,560	$216,974	$249,577	$170,661	$130,470
Ratios to average net assets:
Gross expenses[5]	1.38%[8]	1.34%	1.31%	1.19%	1.19%	1.21%
Net expenses[5]	1.38[6,8]	1.34[6]	1.31	1.19	1.19	1.21
Net investment income (loss)	(0.57)[8]	(0.64)	(0.52)	(0.47)	0.18	0.48
Portfolio turnover rate	14%	120%	85%[7]	16%	32%	17%

*  For the six months ended June 30, 2018 (unaudited).

1  Per share amounts have been calculated using the average shares method.

2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absense of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.37)% and 0.42% for the years ended December 31, 2016 and 2015, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares to 1.20%. Interest expense for the period ended June 30, 2018, was 0.20%. Excluding interest, the expense ratio is 1.18% for the period ended June 30, 2018 (see Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

8  Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2018 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares[1]	2018*	2017	2016	2015	2014	2013
Net asset value, beginning of period	$22.55	$18.04	$18.23	$18.27	$16.61	$10.01
Income (loss) from operations:
Net investment loss	(0.15)	(0.29)	(0.21)	(0.23)	(0.11)	(0.04)
Net realized and unrealized gain	2.55	4.80	0.02[2]	0.19	1.77	6.71
Total income (loss) from operations	2.40	4.51	(0.19)	(0.04)	1.66	6.67
Less distributions from:
Net investment income	—	—	—	—	—	(0.07)
Total distributions:	—	—	—	—	—	(0.07)
Net asset value, end of period	$24.95	$22.55	$18.04	$18.23	$18.27	$16.61
Total return[3]	10.64%	25.00%	(1.04)%[4]	(0.22)%[4]	9.99%	66.82%
Net assets, end of period (000s)	$725,275	$694,001	$657,038	$864,654	$904,354	$893,441
Ratios to average net assets:
Gross expenses[5]	2.12%[8]	2.11%	2.09%	1.95%	1.98%	2.02%
Net expenses[5]	2.12[6,8]	2.11[6]	2.09	1.95	1.98	2.02
Net investment loss	(1.30)[8]	(1.42)	(1.30)	(1.21)	(0.61)	(0.33)
Portfolio turnover rate	14%	120%	85%[7]	16%	32%	17%

*  For the six months ended June 30, 2018 (unaudited).

1  Per share amounts have been calculated using the average shares method.

2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absense of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (1.15)% and (0.27%) for the years ended December 31, 2016 and 2015, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares to 1.97%. Interest expense for the period ended June 30, 2018, was 0.20%. Excluding interest, the expense ratio is 1.92% for the period ended June 30, 2018 (see Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

8  Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2018 Semi-Annual Report

Financial highlights (cont'd)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class FI Shares[1]	2018*	2017	2016	2015	2014	2013
Net asset value, beginning of period	$24.64	$19.57	$19.62	$19.54	$17.63	$10.62
Income (loss) from operations:
Net investment income (loss)	(0.07)	(0.16)	(0.10)	(0.10)	0.02	0.06
Net realized and unrealized gain	2.79	5.23	0.05[2]	0.18	1.89	7.13
Total income (loss) from operations	2.72	5.07	(0.05)	0.08	1.91	7.19
Less distributions from:
Net investment income	—	—	—	—	—	(0.18)
Total distributions:	—	—	—	—	—	(0.18)
Net asset value, end of period	$27.36	$24.64	$19.57	$19.62	$19.54	$17.63
Total return[3]	11.04%	25.91%	(0.25)%[4]	0.41%[4]	10.90%	67.97%
Net assets, end of period (000s)	$19,283	$24,394	$22,474	$43,464	$74,096	$105,824
Ratios to average net assets:
Gross expenses[5]	1.37%[8]	1.39%	1.35%	1.22%	1.25%	1.27%
Net expenses[5]	1.37[6,8]	1.39[6]	1.35	1.22	1.25	1.27
Net investment income (loss)	(0.56)[8]	(0.70)	(0.56)	(0.47)	0.13	0.45
Portfolio turnover rate	14%	120%	85%[7]	16%	32%	17%

*  For the six months ended June 30, 2018 (unaudited).

1  Per share amounts have been calculated using the average shares method.

2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absense of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.36)% and 0.36% for the years ended December 31, 2016 and 2015, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares to 1.26%. Interest expense for the period ended June 30, 2018, was 0.20%. Excluding interest, the expense ratio is 1.17% for the period ended June 30, 2018 (see Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

8  Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2018 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class R Shares[1]	2018*	2017	2016	2015	2014	2013
Net asset value, beginning of period	$23.98	$19.10	$19.21	$19.18	$17.37	$10.48
Income (loss) from operations:
Net investment income (loss)	(0.10)	(0.21)	(0.15)	(0.16)	(0.05)	0.00[2]
Net realized and unrealized gain	2.72	5.09	0.04[3]	0.19	1.86	7.01
Total income (loss) from operations	2.62	4.88	(0.11)	0.03	1.81	7.01
Less distributions from:
Net investment income	—	—	—	—	—	(0.12)
Total distributions:	—	—	—	—	—	(0.12)
Net asset value, end of period	$26.60	$23.98	$19.10	$19.21	$19.18	$17.37
Total return[4]	10.93%	25.55%	(0.57)%[5]	0.16%[5]	10.42%	67.18%
Net assets, end of period (000s)	$7,471	$8,367	$7,708	$7,864	$6,361	$6,041
Ratios to average net assets:
Gross expenses[6]	1.63%[9]	1.66%	1.66%	1.52%	1.64%	1.69%
Net expenses[6]	1.63[7,9]	1.66[7]	1.66	1.52	1.64	1.69
Net investment income (loss)	(0.82)[9]	(0.97)	(0.86)	(0.80)	(0.27)	0.02
Portfolio turnover rate	14%	120%	85%[8]	16%	32%	17%

*  For the six months ended June 30, 2018 (unaudited).

1  Per share amounts have been calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

4  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absense of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.68)% and 0.10% for the years ended December 31, 2016 and 2015, respectively.

6  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

7  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares to 1.55%. Interest expense for the period ended June 30, 2018, was 0.20%. Excluding interest, the expense ratio is 1.43% for the period ended June 30, 2018 (see Note 3).

8  Excludes securities delivered as a result of a redemption in-kind.

9  Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2018 Semi-Annual Report

Financial highlights (cont'd)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class I Shares[1]	2018*	2017	2016	2015	2014	2013
Net asset value, beginning of period	$25.91	$20.53	$20.51	$20.36	$18.31	$11.01
Income (loss) from operations:
Net investment income (loss)	(0.04)	(0.09)	(0.06)	(0.05)	0.08	0.11
Net realized and unrealized gain	2.94	5.47	0.08[2]	0.20	1.98	7.38
Total income from operations	2.90	5.38	0.02	0.15	2.06	7.49
Less distributions from:
Net investment income	—	—	—	—	(0.01)	(0.19)
Total distributions:	—	—	—	—	(0.01)	(0.19)
Net asset value, end of period	$28.81	$25.91	$20.53	$20.51	$20.36	$18.31
Total return[3]	11.19%	26.21%	0.10%[4]	0.74%[4]	11.23%	68.45%
Net assets, end of period (000s)	$579,610	$480,451	$388,872	$1,081,646	$1,007,840	$737,849
Ratios to average net assets:
Gross expenses[5]	1.14%[6]	1.12%	1.05%	0.94%	0.94%	0.93%
Net expenses[5]	1.13[6,8]	1.09	1.05	0.94	0.94	0.93
Net investment income (loss)	(0.31)[6]	(0.39)	(0.30)	(0.21)	0.43	0.75
Portfolio turnover rate	14%	120%	85%[7]	16%	32%	17%

*  For the six months ended June 30, 2018 (unaudited).

1  Per share amounts have been calculated using the average shares method.

2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absense of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been (0.05)% and 0.69% for the years ended December 31, 2016 and 2015, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares to 0.93%. Interest expense for the period ended June 30, 2018, was 0.20%. Excluding interest, the net expense ratio is 0.93% for the period ended June 30, 2018 (see Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

8  Annualized.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2018 Semi-Annual Report

Notes to financial statements

1. Organization

Miller Opportunity Trust (the "Fund") is a separate non-diversified investment series of the Trust for Advised Portfolios (the "Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund converted to the Trust on February 24, 2017, and was previously organized in the Legg Mason Investment Trust as the Legg Mason Opportunity Trust (the "Predecessor Fund"). The Fund seeks to provide long-term growth of capital.

2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Topic 946. The presentation of financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

(a) Investment valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices quoted. Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. These investments are categorized as Level 1 of the fair value hierarchy. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by Miller

Miller Opportunity Trust 2018 Semi-Annual Report

Notes to financial statements (cont'd)

Value Partners, LLC (the "Adviser") under procedures established by and under the general supervision and responsibility of the Board.

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized into three broad levels and described below:

•  Level 1 — quoted prices in active markets for identical investments. An active market for a security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.). Other inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•  Level 3 — significant unobservable inputs, including the Fund's own assumptions in determining fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the fair values of the Fund's consolidated investments in each category investment type as of June 30, 2018:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments*
Common Stocks	$1,623,237,721	$15,372,450	$—	$1,638,610,171
Investment Fund	—	—	20,234,337	20,234,337
Warrant	58,989,900	—	—	58,989,900
Total Investments	$1,682,227,621	$15,372,450	$20,234,337	$1,717,834,408

*  See Schedule of Investments for additional detailed categorizations.

The Fund recognizes transfers between levels at the end of the reporting period. Transfers between Level 1 and Level 2 for common stocks relate to differences in valuation methodology applied at December 31, 2017 versus June 30, 2018. At the period ended June 30, 2018, $15,372,450 was transferred from Level 1 to Level 2.

Miller Opportunity Trust 2018 Semi-Annual Report

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Investment Fund
Balance at December 31, 2017	$21,070,556
Realized gain (loss)[1]	55,220
Partnership distributions	(133,323)
Change in unrealized appreciation (depreciation)[2]	(758,116)
Balance at June 30, 2018	$20,234,337

1  This amount is included in net realized gain (loss) from investment transactions in affiliates in the accompanying Statement of Operations.

2  This amount is included in the change in net unrealized appreciation (depreciation) in affiliates in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The following table summarizes the valuation techniques and unobservable inputs used to determine the fair value of Level 3 investments:

	Value at June 30, 2018	Valuation Technique(s)	Unobservable Input(s)	Range / Weighted Average	Impact to Valuation from an Increase in Input*
Limited Partnership Interests	$20,234,337	NAV of Limited Partnership Interest	Liquidity Discount	10%	Decrease

*  This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased options expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

Miller Opportunity Trust 2018 Semi-Annual Report

Notes to financial statements (cont'd)

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Compensating balance arrangements. The Predecessor Fund had an arrangement with its custodian bank whereby a portion of the custodian's fees were paid indirectly by credits earned on the Fund's cash on deposit with the bank.

(g) Federal and other taxes. It is the Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund's financial statements.

Management has analyzed the Fund's tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2018, no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of June 30, 2018, open tax years for the Fund include the tax years ended December 31, 2015, December 31, 2016 and December 31, 2017.

The Fund was notified in 2017 of a tax lien filed by the Internal Revenue Service related to a previous holding. No liability for the lien has been

Miller Opportunity Trust 2018 Semi-Annual Report

recorded as it is currently under appeal. If the appeal is unsuccessful, the Fund has also received indemnification from previous management for any tax, penalties, or interest related to the matter.

The Fund holds interests in certain securities that are treated as partnerships for Federal income tax purposes. These entities may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund's taxable income or tax liability for prior taxable years could be adjusted as a result of such an audit. The Fund may be required to pay a fund-level tax as a result of such an adjustment or may pay a "deficiency dividend" to its current shareholders in order to avoid a fund-level tax associated with the adjustment. The Fund could also be required to pay interest and penalties in connection with such an adjustment. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

3. Investment management agreement and other transactions with affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $100.0 million	1.000%
Next $2.5 billion	0.750
Next $2.5 billion	0.700
Next $2.5 billion	0.675
Over $7.6 billion	0.650

U.S. Bancorp Fund Services ("USBFS") serves as the Fund's administrator and transfer agent. The officers of the Trust are employees of USBFS. U.S Bank, N.A. serves as the Fund's custodian. Quasar Distributors, LLC ("Quasar") and affiliate to USBFS, acts as the Fund's distributor and principal underwriter. For the period ended June 30, 2018, the Fund incurred the following expenses for administration, fund accounting, transfer agent fees and Chief Compliance Officer:

Administration & fund accounting	$370,038
Custody	$49,800
Transfer Agency	$181,245
Chief Compliance Officer	$5,002

Miller Opportunity Trust 2018 Semi-Annual Report

Notes to financial statements (cont'd)

At June 30, 2018, the Fund had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agent fees and to U.S. Bank for custody fees in the following amounts:

Administration & fund accounting	$121,914
Custody	$16,173
Transfer Agency	$61,449
Chief Compliance Officer	$1,749

The Independent Trustees were paid $5,894 for their services and reimbursement of travel expenses during the period ended June 30, 2018. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

Effective February 27, 2017, the Adviser has contractually agreed to reduce fees and pay expenses (other than interest, commissions, taxes, acquired fund fees and expenses, and extraordinary expenses) so that total annual operating expenses do not exceed the levels set forth below. This expense limitation cannot be terminated prior to April 30, 2019. The Predecessor Fund did not have expense limitations.

Class A	Class C	Class FI	Class R	Class I
1.20%	1.97%	1.26%	1.55%	0.93%

The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within 36 months of the reimbursement date if the class's total annual operating expenses have fallen to a level below the expense limitation ("expense cap") in effect at the time the fees were earned or the expenses incurred. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the class's total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at June 30, 2018, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by the Adviser and respective dates of expiration as follows:

Expires December 31, 2020	$158,192
Expires June 30, 2021	$25,495
Total	$183,687

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, the Fund's Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applied to those purchases of Class A shares in

Miller Opportunity Trust 2018 Semi-Annual Report

excess of $1,000,000 and the initial sales charge is waived. These purchases do not incur an initial sales charge.

For the period ended June 30, 2018, the Adviser received $7,456 in CDSCs on qualifying sales of Class C shares for the period ended June 30, 2017.

4. Investments

During the period ended June 30, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$211,744,770
Sales	240,515,332

5. Derivative instruments and hedging activities

The following tables provide information about the effect of derivatives and hedging activities on the Fund's Statement of Operations for the year ended December 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund's derivatives and hedging activities during the year.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVIATIVES RECOGNIZED

Equity Risk
Purchased option[1]	$168,363

1  Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
ON DERIVATIVES RECOGNIZED

Equity Risk
Purchased option[1]	$(1,133,112)

1  The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from unaffiliated investments in the Statement of Operations.

During the period ended June 30, 2018, the volume of derivative activity for the Fund was as follows:

Average Contracts
Purchased option	2,497

Miller Opportunity Trust 2018 Semi-Annual Report

Notes to financial statements (cont'd)

6. Class specific expenses

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly or quarterly.

For the period ended June 30, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$332,453	$113,968
Class C	3,453,386	266,903
Class FI	26,690	7,969
Class R	18,698	3,187
Class I	—	238,944
Total	$3,831,227	$630,971

7. Line of Credit

The Fund may borrow for investment purposes, also known as "leveraging" from a $150,000,000 line of credit ("Leveraging Credit Agreement") with the Bank of Nova Scotia. This Leveraging Credit Agreement renews daily for a 180-day term unless notice to the contrary is given to the Fund. Leverage is the ability to earn a return on a capital base that is larger than the Fund's net assets. Use of leverage can magnify the effects of changes in the value of the Fund's investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. The Fund pays a monthly commitment fee at an annual rate of 0.10% on the unutilized portion of the Leveraging Credit Agreement. However, the commitment fee will be waived when 50% of the line of credit is drawn. The interest on the borrowings under this Leveraging Credit Agreement is calculated at variable rates based on the prevailing LIBOR rate plus the LIBOR rate margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund's custodian on behalf of the Bank of Nova Scotia. The Fund's Leveraging Credit Agreement contains customary covenants that, among other things, may limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Leveraging Credit Agreement may be subject to early termination under certain events and may contain other provisions that

Miller Opportunity Trust 2018 Semi-Annual Report

could limit the Fund's ability to utilize borrowing under the agreement. Interest expense related to the Leveraging Credit Agreement for the period ended June 30, 2018 was $1,514,788. The Fund incurred no commitment fee for the period ended June 30, 2018. At June 30, 2018, the Fund had $117,000,000 of borrowings outstanding per the Leverage Credit Agreement. For the period ended June 30, 2018, the average daily borrowings were $117,000,000 and the weighted average interest rate was 2.56%.

The Fund has access to a $20 million unsecured line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly. During the period ended June 30, 2018, the Fund did not draw on this line of credit.

8. Shares of beneficial interest

At June 30, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with no par value. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,599,163	$40,383,493	2,738,150	$60,707,642
Shares repurchased	(2,363,853)	(56,906,949)	(3,017,844)	(65,227,118)
Net decrease	(764,690)	$(16,523,456)	(279,694)	$(4,519,476)
Class C
Shares sold	517,120	$12,169,484	955,988	$19,836,030
Shares repurchased	(2,225,446)	(51,954,535)	(6,591,046)	(134,177,980)
Net decrease	(1,708,326)	$(39,785,051)	(5,635,058)	$(114,341,950)
Class FI
Shares sold	36,748	$946,681	196,498	$4,366,752
Shares repurchased	(322,090)	(7,618,139)	(354,569)	(7,814,308)
Net decrease	(285,342)	$(6,671,458)	(158,071)	$(3,447,556)
Class R
Shares sold	22,779	$567,209	120,463	$2,576,065
Shares repurchased	(90,816)	(2,259,161)	(175,028)	(3,771,174)
Net decrease	(68,037)	$(1,691,952)	(54,565)	$(1,195,109)

Miller Opportunity Trust 2018 Semi-Annual Report

Notes to financial statements (cont'd)

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class I
Shares sold	4,546,156	$121,309,524	5,614,031	$131,932,344
Shares repurchased	(2,970,827)	(79,320,544)	(6,018,475)	(142,383,449)
Net increase/decrease	1,575,329	$41,988,980	(404,444)	$(10,451,105)
Total decrease	(1,251,066)	$(22,682,937)	(6,531,832)	$(133,955,196)

9. Transactions with affiliated companies

An "Affiliated Company", as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company's outstanding voting securities or partnership interests at any time during the period. The following transactions were effected in shares of such companies for the period ended June 30, 2018:

	Pangaea One, LP	Stitch Fix Inc. Class A Shares[1]	Total
Value at December 31, 2017	$21,070,556	$27,755,420	$48,825,976
Sales / Partnership Distributions	(133,323)	(109,324)	(242,647)
Change in Unrealized Gain (Loss)	(758,116)	1,736,623	978,507
Realized Gain (Loss) on Sales / Distributions	55,220	(16,431)	38,789
Value at June 30, 2018	$20,234,337	$29,366,288	$49,600,625
Amortization, Dividend, Interest Income	$391,722	$—	$391,722

1  Stitch Fix Inc. — Class A Shares was an affiliated company at December 31, 2017, and was no longer an affiliated company at June 30, 2018.

10. Restricted securities

The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

Security	Cost	Value at June 30, 2018	Percent of Net Assets	Open Commitments[2]
Pangaea One, LP1	$36,513,362	$20,234,337	1.3%	$2,188,093

1  Acquisition dates were 5/08, 8/08, 10/08, 12/08, 2/09, 5/09, 8/09, 11/09, 3/10, 7/10, 1/11, 2/11, 4/11, 8/11, 10/11, 1/12, 4/12, 5/12, 6/12, 8/12, 12/12, 5/13, 6/13, 9/13, 3/14, 8/14 and 10/14.

2  In the normal course of operations, the Fund makes commitments to invest in businesses. At June 30, 2018, the Fund had open commitment of $2,188,093.

11. Subsequent Events

Management has evaluated events and transactions that occurred subsequent to June 30, 2018 through the date the financial statements have been issued. The Fund launched Class IS shares effective August 22, 2018. There were no other significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Miller Opportunity Trust 2018 Semi-Annual Report

12. Income tax information and distributions to shareholders

The Fund did not make any distributions during the period ended June 30, 2018 or the fiscal year ended December 31, 2017.

At December 31, 2017, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of investments	$1,948,556,917
Unrealized appreciation	15,457,349
Unrealized depreciation	(377,385,224)
Net unrealized depreciation	$(361,927,875)
Deferred capital losses(a)	(116,264)
Other book/tax temporary differences(b)	(51,427)
Total accumulated loss	$(362,095,566)

(a)  These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(b)  Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2017, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
(a)	$12,892,459	$390,922,274	$(403,814,733)

(a)  Reclassifications are due to the difference between the estimated and actual tax return of capital amount and book/tax differences in the treatment of net operating losses, partnership investments, passive foreign investment companies and expired capital loss carryforwards.

Miller Opportunity Trust 2018 Semi-Annual Report

Additional information (unaudited)

June 30, 2018

Proxy Voting Policies and Procedures

You may obtain a description of the Fund's proxy voting policy and voting records, without charge, upon request by contacting the Funds directly at 1-888-593-5110 or on the EDGAR Database on the SEC's website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund's Form N-PX is available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Quarterly Form N-Q Portfolio Schedule

The Fund files its complete portfolio schedule with the Securities and Exchange Commission (SEC) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room. For information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

Miller Opportunity Trust 2018 Semi-Annual Report

Privacy notice

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Miller Opportunity Trust 2018 Semi-Annual Report

Investment Adviser

Miller Value Partners, LLC
One South Street
Suite 2550
Baltimore, MD 21202

Distributor

Quasar Distributors, LLC
777 East Wisconsin Avenue
MK-WI-T6
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive,
Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal Counsel

Morgan, Lewis & Bockius, LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Miller Value Funds

888.593.5110
millervaluefunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

EX.99.CODE ETH

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) Certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	September 6, 2018

By	/s/ Russell B. Simon
Russell B. Simon, Treasurer

Date	September 6, 2018